FIRST AMENDMENT TO AMENDED AND
                         RESTATED REVOLVING CREDIT AGREEMENT


               This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "First Amendment") is entered into as of March 14, 1997, among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "Company"), the several financial institutions party to this First Amendment (collectively, the "Banks"; individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

               WHEREAS, the Company, the Banks, and the Agent are parties to a certain Amended and Restated Revolving Credit Agreement dated as of January 28, 1997 (as at any time amended, modified or supplemented and in effect from time to time, the "Credit Agreement"); and

               WHEREAS, the Company proposes to add ABN-Amro Bank, N.V. as an "Additional Bank" pursuant to Section 2.20 of the Credit Agreement, with a Commitment of $15,000,000; and

               WHEREAS, pursuant to Section 2.20 as currently in effect, the Commitments of BAI and Whitney National Bank, respectively, would decrease as a result thereof by the amount of $2,500,000 each; and

               WHEREAS, BAI and Whitney National Bank desire to, and have requested that the other parties to the Credit Agreement, amend
          Section 2.20 of the Credit Agreement, in connection with the addition of ABN-Amro Bank, N.V. as an "Additional Bank" thereunder, so that the full amount of the aggregate reduction of the Commitments of BAI and Whitney National Bank that would result from such addition instead would be applied entirely in reduction of BAI's Commitment (such that the Commitment of BAI instead would be reduced by the amount of $5,000,000), with no corresponding reduction in the Commitment of Whitney National Bank;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agrees as follows:

               SECTION 1. Amendments to the Credit Agreement.

                    (a) The reference in Subsection 2.20(a)  of the  Credit
               Agreement to the maximum Commitments of the Additional Banks of "$20,000,000" is amended to read "$15,000,000."

                    (b) Subsection 2.20(b)(ii) of the Credit Agreement is amended to read as follows:

                    "the  `Commitment'   of   BAI   shall  be  reduced
               automatically in an aggregate amount equal to the amount, if any, by which the aggregate Commitments of the Additional Banks exceed $10,000,000;"

                    (c) Subsection 2.20(b)(iv) of the Credit Agreement is amended to read as follows:

                    "the  Company  shall  pay  to  the  Agent  for the
               account of and disbursement to the Additional Banks, respectively, a participation fee in an amount equal to the product of (i) 20 Basis Points (.20%) times (ii) the aggregate Commitment of such Banks up to the first $10,000,000 thereof, as if such fee had been payable pursuant to Section 2.9 hereof and not in addition thereto, and, in the event that the aggregate amount of the Commitments of the Additional Banks exceed $10,000,000, BAI shall remit to the Agent, for the account of and disbursement to the Additional Banks, a pro rata portion of the `participation fee' paid to BAI pursuant to Section 2.9(b) hereof equal to the product of (A) 20 Basis Points (.20%) times (B) the amount by which such Bank's Commitment is decreased pursuant to clause (ii) above, for payment over to the Additional Banks pro rata relation to their respective Commitments; and".

                    (d) Subsection 2.20(e) of the Credit Agreement is hereby deleted therefrom.

               SECTION 2. Representations  and  Warranties.    The  Company
          represents and warrants to the Agent and to each of the Banks that:

                    (a) This First Amendment and the Credit Agreement as amended hereby, have been duly authorized, executed and delivered by the Company and constitute its legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity.

                    (b)   The  representations and  warranties set forth in
          Section IV of the Credit Agreement are true and correct in all material respects before and after giving effect to this First Amendment with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly related to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                    (c) As of the date hereof, at the time of and immediately after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

               SECTION 3. Conditions of Effectiveness. This First Amendment shall be effective on the date (the "Effective Date") of the delivery by the Company to the Administrative Agent of the following:

                    (a) this First Amendment, signed by the Company, the Agent, and each of the Banks;

                    (b)   the  documents  required pursuant to Section 2.20
          of the Credit Agreement, as amended hereby, to effect the addition of ABN-Amro Bank, N.V. as an "Additional Bank" in accordance therewith; and

                    (c) the fees and expenses payable to the Agent pursuant to Sections 2.20 and 10.5 of the Credit Agreement, in connection with this First Amendment and the addition of ABN-Amro Bank, N.V. as an "Additional Bank".

               SECTION 4. Effect of Amendment. This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Agent or the Banks may now have under or in connection with the Credit Agreement, as amended by this First Amendment. Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, subject to and in accordance with the terms thereof, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument.

               SECTION 5. Miscellaneous. This First Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of Illinois. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.

               NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

               THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                           [SIGNATURES BEGIN ON FOLLOWING PAGE]

               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.


                                           AVONDALE INDUSTRIES, INC.

                                           By:    /s/ Thomas M. Kitchen
                                                  ---------------------
                                           Name:      Thomas M. Kitchen
                                           Title:   Vice President and
                                                    Chief Financial Officer


                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION, as Agent

                                           By:    /s/ W. Thomas Barnett
                                                  ---------------------
                                           Name:      W. Thomas Barnett
                                           Title:     Vice President


                                           BANK OF AMERICA ILLINOIS,
                                           as a Bank

                                           By:     /s/ W. Thomas Barnett
                                                   ---------------------
                                           Name:       W. Thomas Barnett
                                           Title:      Vice President


                                           WHITNEY NATIONAL BANK

                                           By:    /s/ Elmer H. Hemphill, Jr.
                                                  --------------------------
                                           Name:      Elmer H. Hemphill, Jr.
                                           Title:     Senior Vice President


                                           FIRST NATIONAL BANK OF COMMERCE

                                           By:    /s/ A. David Kocen
                                                  ------------------
                                           Name:      A. David Kocen
                                           Title:     Banking Officer